Customer Number: 15334
                                              Promissory Note Number: 8800018264

                                                       Master Security Agreement
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     THIS MASTER SECURITY  AGREEMENT (this "Agreement" or "Security  Agreement")
dated as of September 27, 1999 is made by and between PRESSTEK, INC., a Delaware corporation having its chief executive office at 9 Commercial Street, Hudson, NH 03051 (the "Borrower"), and KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. having an office at 54 State Street, Albany, New York 12207 ("KCL").

                              W I T N E S S E T H:

     This Agreement provides terms and conditions that the parties intend to apply to various loan transactions secured by personal property. Each such loan transaction shall be evidenced in part by a collateral schedule that explicitly incorporates the provisions of this Master Security Agreement and that sets forth the description of the specific collateral. Where the provisions of a Collateral Schedule (as defined below) conflict with the terms hereof, the provisions of the Collateral Schedule shall prevail. Each Collateral Schedule and Note (as defined below) shall constitute a complete and separate loan and security agreement, independent of all other Collateral Schedules, and without any requirement of being accompanied by an originally executed copy of this Master Security Agreement.

     One originally executed copy of the Collateral Schedule shall be denominated "Originally Executed Copy No. 1 of __ originally executed copies." If more than one copy of the Collateral Schedule is executed by Borrower and KCL, all such other copies shall be consecutively numbered with numbers greater than 1. Only transfer of possession by Secured Party of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in such Collateral Schedule by Possession.

     1. Grant of Security Interest in the Equipment. In consideration of one or more loans, advances or other financial accommodations at any time before, at or after the date hereof, made or extended by KCL to or for the account of the Borrower, directly or indirectly, as principal, guarantor or otherwise and to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration or otherwise, of the Secured Obligations, the Borrower hereby pledges, assigns, transfers and hypothecates to KCL and grants to KCL a security interest in, and acknowledges and agrees that this Agreement shall create a continuing security interest in, all of Borrower's right, title and interest in and to the Collateral.

     The Secured Obligations of the Borrower are absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any right of set-off, counterclaim, deduction, defense or other right which the Borrower may have for any reason against any vendor, supplier, manufacturer, KCL or any other party. All obligations of Borrower hereunder shall survive the expiration, cancellation or other termination of this Agreement.

     2. Definitions. Unless the context otherwise requires, as used in this Agreement, the following terms shall have the respective meanings indicated below and shall be equally applicable to both the singular and the plural forms thereof:

"Alteration" shall have the meaning specified in Section 6 hereof.

"Applicable Law" shall mean all applicable Federal, state, local and foreign laws, ordinances, judgments, decrees, injunctions, writs, rules, regulations, orders, licenses and permits of any Governmental Authority.

"Authorized Signer" shall mean any officer of Borrower, set forth on an incumbency certificate (in form and substance satisfactory to KCL) delivered by Borrower to KCL, who is authorized and empowered to execute the Loan Documents.

"Certificate of Acceptance" shall mean a certificate of acceptance, in form and substance satisfactory to KCL, executed and delivered by Borrower in accordance with Section 3 hereof.

"Collateral"   shall  mean  the  Equipment   and  any  and  all   substitutions,
replacements or exchanges therefor, and any and all proceeds (both cash and non-cash) receivable or received from the sale, lease, license, collection, use, exchange or other disposition of the Collateral, including insurance proceeds, thereof (including, without limitation, claims of the Borrower against third parties for Loss or Damage to any such collateral).

"Collateral Schedule" shall mean a collateral schedule (in substantially the form of Exhibit 2 hereto) now or hereafter executed by Borrower in connection with any Note or other evidence of indebtedness which incorporates the terms and conditions of this Agreement. Each Collateral Schedule shall be serially numbered. Unless and only to the extent otherwise


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Form No: MSA Rev. 012999                                            Page 1 of 12

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expressly  provided in a  Collateral  Schedule,  no  Collateral  Schedule  shall replace any previous Collateral Schedule but shall be supplementary to all previous Collateral Schedules.

"Default" shall mean any event or condition which, with the passage of time or the giving of notice, or both, would constitute an Event of Default.

"Equipment" shall mean an item or items of personal property which are described on a Collateral Schedule, together with all replacement parts, additions, attachments and accessories incorporated therein or affixed thereto including, without limitation, any software that is a component or integral part of, or is included or used in connection with, any Item of Equipment, but with respect to such software, only to the extent of Borrower's interest therein, if any.

"Equipment Location" shall mean the location of the Equipment, as set forth in a Collateral Schedule, or such other location (approved in writing by KCL) as Borrower shall from time to time specify in writing.

"Event of Default" shall have the meaning specified in Section 16 hereof.

"GAAP" shall have the meaning specified in Section 22 (g) hereof.

"Governmental Action" shall mean all authorizations, consents, approvals, waivers, filings and declarations of any Governmental Authority, including, without limitation, those environmental and operating permits required for the ownership, lease, use and operation of the Equipment.

"Governmental Authority" shall mean any foreign, Federal, state, county, municipal or other governmental authority, agency, board or court.

"Guarantor" shall mean any guarantor of the Secured Obligations.

"Item of Equipment" shall mean each item of the Equipment.

"Installment(s)" shall mean the periodic payments due to repay the Note, and, where the context hereof requires, all such additional amounts as may from time to time be payable under any provision of the Loan Documents.

"Default Rate" shall mean an annual interest rate equal to the lesser of 18% or the maximum interest rate permitted by Applicable Law.

"Liability" shall have the meaning set forth in Section 18 hereof.

"Loan Documents" shall mean, collectively, this Agreement, a Note, a Certificate of Acceptance, a Collateral Schedule and all other documents prepared by KCL and now or hereafter executed in connection therewith.

"Lien"  shall  mean  all  mortgages,   pledges,   security   interests,   liens,
encumbrances, claims or other charges of any kind whatsoever, except the security interest of KCL created by this Agreement.

"Loss or Damage" shall mean any loss, theft, destruction, disappearance or any condemnation, expropriation or requisition of or damage to any Item of Equipment.

"Note" shall mean a Promissory Note in substantially the form attached hereto as
Exhibit 1 and executed in connection herewith, together with any extensions, modifications, renewals, refinancings or other restructurings thereof.

"Secured Obligations" means all of the following obligations of Borrower, whether direct or indirect, absolute or contingent, matured or unmatured, originally contracted with KCL or another party, and now or hereafter owing to or acquired in any manner partially or totally by KCL or in which KCL may have acquired a participation, contracted by Borrower alone or jointly or severally:
(1) any and all indebtedness, obligations, liabilities, contracts, indentures, agreements, warranties, covenants, guaranties, representations, provisions, terms, and conditions of whatever kind, now existing or hereafter arising, and however evidenced, that are now or hereafter owed, incurred or executed by Borrower to, in favor of, or with KCL (including, without limitation, those as are set forth or contained in, referred to, evidenced by, or executed with reference to the Loan Documents any letter of credit agreements, advance agreements, indemnity agreements, guaranties, lines of credit, mortgage deeds, security agreements, assignments, pledge agreements, hypothecation agreements, instruments, and acceptance financing agreements), and including any partial or total extension, restatement, renewal, amendment, and substitution thereof or therefor; (2) any and all claims of whatever kind of KCL against Borrower, now existing or hereafter arising, including, without limitation, any arising out of or in any way connected with warranties made by Borrower to KCL in connection with any instrument purchased by KCL; and (3) any and all of KCL's fees, costs and expenses related to the foregoing.

"Supplier" shall mean the manufacturer or the vendor of the Equipment, as set forth on each Collateral Schedule.

"Term" shall mean the term of a Note.

"UCC" shall have the meaning set forth in Section 16(b)(ii) hereof and, where applicable, and except as otherwise defined herein, terms used in this Agreement shall have the meaning assigned to them in the UCC.

"Upgrade" shall have the meaning specified in Section 8 hereof.

     3. Delivery and Acceptance. Concurrently with execution of a Collateral Schedule hereunder, Borrower shall execute and deliver to KCL a Certificate of Acceptance for the Equipment described on such Collateral Schedule. KCL SHALL HAVE NO OBLIGATION TO ADVANCE ANY FUNDS TO BORROWER UNLESS AND UNTIL KCL SHALL HAVE RECEIVED A CERTIFICATE OF ACCEPTANCE RELATING TO THE EQUIPMENT


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Form No: MSA Rev. 012999                                            Page 2 of 12

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EXECUTED BY BORROWER. Such Certificate of Acceptance shall constitute Borrower's acknowledgment that such Equipment (a) was received by Borrower, (b) is satisfactory to Borrower in all respects, (c) is suitable for Borrower's purposes, (d) is in good order, repair and condition, (e) has been installed and operates properly, and (f) is subject to all of the terms and conditions of the Loan Documents. Borrower's execution and delivery of a Certificate of Acceptance shall be conclusive evidence as between KCL and Borrower that the Items of Equipment described therein are in all of the foregoing respects satisfactory to Borrower, and Borrower shall not assert any claim of any nature whatsoever against KCL based on any of the foregoing matters; provided, however, that nothing contained herein shall in any way bar, reduce or defeat any claim that Borrower may have against the Supplier or any other person (other than KCL).

     4. Payments. Borrower shall pay each Note on the terms set forth therein. All Installments shall be payable when due whether or not Borrower has received any additional notice that such Installments are due. All Installments shall be paid to KCL at P.O. Box 1865, Albany, New York 12201-1865, or as otherwise directed by KCL in writing.

     5. Location; Inspection. The Equipment shall be delivered to the Equipment Location and shall not be removed therefrom without KCL's prior written consent. Borrower shall maintain possession and control of the Equipment at all times. KCL shall have the right to enter upon the Equipment Location and inspect the Equipment at any reasonable time. Borrower will promptly give written notice to KCL of any change in the identity or location of any Item of Equipment which might require new filings or other action to assure continued perfection of the security interest of KCL granted hereby. The Borrower owns, and will continue to own, all Equipment Locations except as otherwise indicated on a Collateral Schedule.

     6. Use; Alterations. Borrower shall use the Equipment only in the course of its business for commercial purposes (and shall not permanently discontinue use of the Equipment), and in compliance with Applicable Law and the requirements of any applicable insurance policies, and only in the manner for which it was designed and intended and so as to subject it only to ordinary wear and tear. Borrower shall comply with all Applicable Law with respect to the Equipment. Borrower shall immediately notify KCL in writing of any existing or threatened investigation, claim or action by any Governmental Authority in connection with any Applicable Law or Governmental Action which could adversely affect the value of the Equipment or the perfection or priority of the security interest of KCL in the Collateral. Borrower shall not make any material alterations, additions, modifications or improvements (each, an "Alteration") to the Equipment without KCL's prior written consent; provided that Borrower, at its own expense, shall make such Alterations to the Equipment as may be required from time to time to meet the requirements of Applicable Law or Governmental Action. All such Alterations immediately, and without further act, shall be deemed to constitute Items of Equipment and fully be subject to the security interest granted to KCL hereunder.

     7. Repairs and Maintenance. Borrower, at Borrower's own cost and expense, shall (a) keep the Equipment in good repair, operating condition and working order and in compliance with the manufacturer's specifications and Borrower's standard practices (but with respect to the latter, in no event less than industry practices) and (b) enter into and keep in full force and effect during the Term hereof a maintenance agreement with the manufacturer of the Equipment, or a manufacturer-approved maintenance organization, to maintain, service and repair the Equipment as otherwise required herein. Upon KCL's request, Borrower shall furnish KCL with an executed copy of any such maintenance agreement. An alternate source of maintenance may be used by Borrower with KCL's prior written consent. Borrower, at its own cost and expense and within a reasonable period of time, shall replace any part of any Item of Equipment that is unfit or unavailable for use from any cause (whether or not such replacement is covered by the aforesaid maintenance agreement) with a replacement part of the same manufacture, value, remaining useful life and utility as the replaced part immediately preceding the replacement (assuming that such replaced part was in the condition required by this Agreement). Such replacement part shall be free and clear of all Liens and upon installation, attachment or incorporation in, on or into such Item of Equipment, such replacement part immediately, and without further act, shall be deemed to constitute an Item of Equipment and fully be subject to the security interest granted to KCL hereunder. If KCL repossesses the Equipment pursuant to its rights under this Agreement and at that time, in the opinion of KCL, any Item of Equipment fails to meet the standards set forth above, Borrower agrees to pay on demand all costs and expenses incurred in connection with repairing or restoring such Item of Equipment so as to meet such standards and/or assembling and delivering such Item of Equipment.

     8.  Equipment  Upgrades/Attachments.  In  addition to the  requirements  of
Section 6 hereof, Borrower, at its own expense, may from time to time add or install upgrades or attachments (each, an "Upgrade") to the Equipment; provided, that such Upgrades are readily removable without causing material damage to the Equipment, and do not materially adversely affect the fair market value of the Equipment. Any such Upgrades shall be owned by Borrower, shall become subject to the security interest created by this Agreement and shall be kept free and clear of all Liens so long as attached to the Equipment.


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Form No: MSA Rev. 012999                                            Page 3 of 12

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     9. Lease and Assignment.  (a) WITHOUT KCL'S PRIOR WRITTEN CONSENT, BORROWER
SHALL NOT (i) ASSIGN, TRANSFER, PLEDGE, HYPOTHECATE OR OTHERWISE DISPOSE OF, THE EQUIPMENT OR ANY INTEREST THEREIN, OR ASSIGN OR DELEGATE ITS RIGHTS OR OBLIGATIONS UNDER THE LOAN DOCUMENTS, OR (ii) LEASE OR LEND THE EQUIPMENT TO, OR PERMIT THE EQUIPMENT TO BE USED BY, ANYONE OTHER THAN BORROWER.

     (b) KCL, at any time with or without notice to Borrower, may sell, transfer, grant participations in, assign and/or grant a security interest in any or all of KCL's right, title and interest in and to the Loan Documents, or in KCL's interest in any Item of Equipment. In any such event, any such purchaser, transferee, assignee or secured party shall have and may exercise all of KCL's rights hereunder or thereunder, and BORROWER SHALL NOT ASSERT AGAINST ANY SUCH PURCHASER, TRANSFEREE, ASSIGNEE OR SECURED PARTY ANY DEFENSE, COUNTERCLAIM OR OFFSET THAT BORROWER MAY HAVE AGAINST KCL. Borrower agrees that upon written notice to Borrower of any such sale, transfer, assignment and/or security interest, Borrower shall acknowledge receipt thereof in writing and shall comply with the reasonable directions and demands of such purchaser, transferee, assignee or secured party.

     (c) Subject to the foregoing, all covenants and agreements contained herein shall be binding upon, and inure to the benefit of, KCL and its successors and permitted assigns and Borrower and its successors and permitted assigns.

     10. Loss of or Damage to Equipment. In the event of Loss or Damage to any Item of Equipment, Borrower shall immediately notify KCL of same and, at the option of KCL, as specified in a notice from KCL to Borrower, Borrower shall within thirty (30) days following such Loss or Damage: (1) place such Item of Equipment in good condition and repair, in accordance with the terms hereof; (2) replace such Item of Equipment with replacement equipment (acceptable to KCL) in as good condition and repair, and with the same or better fair market value as such replaced Item of Equipment immediately preceding the Loss or Damage (assuming that such replaced Item of Equipment was in the condition required by this Agreement), which replacement equipment shall immediately, and without further act, be deemed to constitute Items of Equipment and be fully subject to this Agreement as if originally pledged as Collateral hereunder and shall be free and clear of all Liens; or (3) pay to KCL any unpaid Installments and other charges due prior to the payment date specified in such notice plus an amount, with respect to an Item of Equipment, equal to the pro rata portion of the Installments attributable to such Item of Equipment under the Loan Documents after discounting such Installments to present worth as of the payment date specified in such notice on the basis of a per annum rate of discount equal to three percent (3%) from the respective dates upon which such Installments would have been paid but for the operation of this clause, together with interest on such amount at the Default Rate from the payment date specified in such notice to the date of actual payment.

     Upon KCL's receipt of the payment required under clause (3) above, KCL shall release its security interest in such Item of Equipment. If Borrower replaces the Item of Equipment pursuant to clause (2) above, such replacement shall be deemed to constitute an Item of Equipment and be fully subject to this Agreement and the security interest granted to KCL hereunder, as if originally pledged hereunder. If Borrower fails to either restore or replace the Item of Equipment pursuant to clauses (1) or (2) above, respectively, Borrower shall make the payment under clause (3) above.

     11. Insurance. (a) Borrower, at Borrower's own cost and expense, shall maintain (1) insurance against all risks of physical loss or damage to the Equipment (which shall include theft and collision for Equipment consisting of motor vehicles, and shall not exclude loss resulting from flood or earthquake) in an amount not less than the full replacement value thereof and (2) comprehensive public liability insurance including blanket contractual liability for personal and bodily injury and property damage in an amount satisfactory to KCL.

     (b) All insurance policies required hereunder shall (1) require 30 days' prior written notice to KCL of cancellation or material change in coverage (any such cancellation or change, as applicable, not being effective until the thirtieth (30th) day after the giving of such notice); (2) name "KeyCorp and its subsidiaries and affiliated companies, including KeyCorp Leasing, a Division of Key Corporate Capital Inc." as sole loss payee under the property insurance policies; (3) not require contributions from other policies held by KCL; (4) waive any right of subrogation against KCL; (5) in respect of any liability of KCL, except for the insurers' salvage rights in the event of a Loss or Damage, waive the right of such insurers to set-off, to counterclaim or to any other deduction, whether by attachment or otherwise, to the extent of any monies due KCL under such policies; (6) not require that KCL pay or be liable for any premiums with respect to such insurance covered thereby; (7) be in full force and effect throughout any geographical areas at any time traversed by any Item of Equipment; and (8) contain breach of warranty provisions providing that, in respect of the interests of KCL in such policies, the insurance shall not be


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Form No: MSA Rev. 012999                                            Page 4 of 12

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invalidated  by any action or inaction of  Borrower or any other  person  (other than KCL) and shall insure KCL regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Borrower or by any other person (other than KCL). Prior to funding a Note, and thereafter not less than 15 days prior to the expiration dates of the expiring policies theretofore delivered pursuant to this Section, Borrower shall deliver to KCL a duplicate original of all policies (or in the case of blanket policies, certificates thereof issued by the insurers thereunder) for the insurance maintained pursuant to this Section.

     (c) Proceeds of insurance with respect to physical loss or damage to the Equipment shall be applied, at the option of KCL, to repair or replace the Equipment or to reduce or satisfy (as applicable) the Secured Obligations.

     12. Taxes. Borrower shall pay when due any and all taxes, fees, levies, imposts, duties, assessments and public and private charges levied or assessed on or with respect to the Equipment, on the use thereof, or on this Agreement or any of the other Loan Documents.

     13. KCL's Right to Perform for Borrower. If Borrower fails to perform any of its obligations contained in the Loan Documents, KCL may (but shall not be obligated to) itself perform such obligations, and the amount of the reasonable costs and expenses of KCL incurred in connection with such performance, together with interest on such amount from the date paid by KCL until the date repaid by Borrower to KCL, at the Default Rate, shall be payable by Borrower to KCL upon demand. No such performance by KCL shall be deemed a waiver of any rights or remedies of KCL, or be deemed to cure the default of Borrower hereunder. All such sums and amounts so expended by KCL shall be repayable by the Borrower immediately without notice or demand, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the Default Rate.

     14. Delinquent Payments; Interest. If Borrower fails to pay any of the Installments on the date when the same becomes due, Borrower shall pay to KCL a late charge equal to five percent (5%) of such delinquent amount. Such late charge shall be payable by Borrower upon demand by KCL and shall be deemed part of the Secured Obligations. In no event shall such late charge exceed the maximum amounts permitted under Applicable Law.

     15. Personal Property; Liens; Warranty of Title. The Borrower is, and will continue to be, the sole owner of the Equipment, free from any Lien. KCL and Borrower hereby agree that the Equipment is, and shall at all times remain, personal property notwithstanding the fact that any Item of Equipment may now be, or hereafter become, in any manner affixed or attached to real property or any improvements thereon. Borrower shall at all times keep the Equipment free and clear from all Liens, and the Borrower shall obtain and deliver to KCL (to be recorded at the Borrower's expense) from each person having a Lien on any Equipment Location waivers of any Lien which such person might have or hereafter obtain or claim with respect to the Equipment. Borrower shall (i) give KCL immediate written notice of any Lien on the Collateral, (ii) promptly, at Borrower's sole cost and expense, take such action as may be necessary to discharge any such Lien, and (iii) indemnify and hold KCL, on an after-tax basis, harmless from and against any loss or damage caused by any such Lien. Borrower warrants that it has good, valid and marketable title to the Equipment, and that (i) the security interest in the Collateral granted to KCL hereunder, when properly perfected by filing, shall constitute a valid and perfected first priority security interest in the Collateral and, (ii) the Collateral is not subject to, and Borrower will not grant or permit to exist, any Liens or claims on or against the Collateral, whether senior, superior, junior, subordinate or equal to the security interest granted to KCL hereby, or otherwise.

     16. Events of Default; Remedies. (a) As used herein, the term "Event of Default" shall mean any of the following events: (1) Borrower fails to pay any Installment within ten (10) days after the same becomes due and payable; (2) Borrower breaches any of its other obligations under any of the Loan Documents and fails to cure the same within thirty (30) days after written notice thereof;
(3) any dissolution, termination of existence, merger, consolidation, change in controlling ownership of Borrower or Guarantor, or if Borrower or Guarantor is a natural person, the death or incompetence of Borrower or Guarantor; (4) Borrower or any Guarantor fails to pay its debts generally as they become due or becomes insolvent or makes an assignment for the benefit of its creditors; (5) a receiver, trustee, conservator or liquidator of Borrower or any Guarantor or of all or a substantial part of Borrower's or such Guarantor's assets is appointed with or without the application or consent of Borrower or such Guarantor, respectively; (6) a petition is filed by or against Borrower or any Guarantor under any bankruptcy, insolvency or similar legislation; (7) Borrower or any Guarantor violates or fails to perform any provision of either the Loan Documents or any other loan, lease or credit agreement or any acquisition or purchase agreement with KCL or any other party; (8) Borrower violates or fails to perform any covenant or representation made by Borrower in the Loan Documents; (9) any representation or warranty made herein or in any of the Loan Documents, certificates, financial


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Form No: MSA Rev. 012999                                            Page 5 of 12
statements or other statements furnished to KCL (or KCL's parent, subsidiaries or affiliates) shall prove to be false or misleading in any material respect as of the date on which the same was made; (10) there is a material adverse change in Borrower's or any Guarantor's financial condition; (11) Borrower shall fail to satisfy any final judgment rendered against the Borrower by any court of competent jurisdiction where the judgment is material in amount as to the Borrower or materially impairs the financial or business condition of the Borrower; (12) any of the liens created or granted hereby, or intended to be granted or created hereby, to KCL shall fail to be valid, first priority perfected liens subject to no prior or equal lien; or (13) the receipt by KCL of a notice to creditors with regard to a bulk transfer by the Borrower pursuant to
Article 6 of the Uniform Commercial Code; or (14) an additional Lien attaches to the Equipment or the Equipment becomes subject to risk of seizure or forfeiture.

     (b) (i) Upon the occurrence of an Event of Default, KCL, at its option, may declare any or all of the Secured Obligations, including, without limitation, any Notes(s) issued pursuant hereto, to be immediately due and payable, without demand or notice to Borrower or any Guarantor, and KCL shall have the immediate right to enforce all Collateral Schedules. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the Default Rate. Should there occur a Default and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Borrower while such Default remains uncured, the Secured Obligations automatically shall be accelerated and due and payable and interest thereon at the Default Rate automatically shall apply as of the date of the first occurrence of the Default, without any notice, demand or action of any type on the part of KCL (including any action evidencing the acceleration or imposition of the Default Rate). The fact that KCL has, prior to the filing of the voluntary or involuntary petition under the United States Bankruptcy Code, acted in a manner which is inconsistent with the acceleration and imposition of the Default Rate shall not constitute a waiver of this provision or estop KCL from asserting or enforcing KCL's rights hereunder.

     (ii) Furthermore, upon the occurrence of an Event of Default, KCL shall have, in addition to the rights and remedies provided herein, in the other Loan Documents or by law, the rights and remedies of a secured party under the Uniform Commercial Code under the laws of the State of New York (the "UCC") (regardless of whether the UCC is the law of the jurisdiction where the rights and remedies are asserted and regardless of whether the UCC applies to the affected Collateral), and further KCL may do any one or more of the following as KCL in its sole discretion may elect, with or without judicial process or the aid and assistance of others: (i) enter and remain on any premises on which any of the Equipment may be located and, without resistance or interference by the Borrower, and without liability to KCL by reason of such entry or taking possession, take possession of the Equipment, (ii) prepare for sale and sell or otherwise dispose of any Equipment on any such premises, (iii) require the Borrower to assemble and make available to KCL at Borrower's expense any Equipment at any place and time designated by KCL, (iv) remove any Equipment from any such premises for the purpose of effecting sale or other disposition thereof, (v) without demand and without advertisement, notice, hearing or process of law, all of which the Borrower hereby waives, at any place and time or times, sell and deliver any or all Equipment held by or for it at public or private sale, by one or more contracts, in one or more parcels, for cash, upon credit or otherwise, at such prices and upon such terms as KCL deems advisable, in its sole discretion, or (vi) lease all or any portion of the Equipment on such terms and conditions as KCL in its sole discretion may determine. In addition to all other sums due KCL hereunder, the Borrower shall pay KCL all reasonable costs and expenses incurred by KCL, including reasonable attorneys' fees and court costs, in obtaining or liquidating the Collateral, in enforcing payment of Secured Obligations, or in the prosecution or defense of any action or proceeding by or against KCL or the Borrower concerning any matter arising out of or connected with the Loan Documents, the Collateral or the Secured Obligations, including without limitation any of the foregoing arising in, arising under or related to a case under the United States Bankruptcy Code.

     (iii) Borrower's waivers regarding disposition of the Equipment. IF AN EVENT OF DEFAULT OCCURS, BORROWER HEREBY WAIVES ANY DEFENSES, RIGHTS, OFFSETS OR CLAIMS AGAINST KCL ARISING OUT OF THE REPOSSESSION, RETENTION, SALE, MANNER OR METHOD OF SALE OR DISPOSITION OF ANY ITEMS OF EQUIPMENT. BORROWER AGREES THAT ANY REQUIREMENT OF REASONABLE NOTICE SHALL BE MET IF SUCH NOTICE IS PERSONALLY SERVED ON OR MAILED, POSTAGE PREPAID, TO THE BORROWER IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AT LEAST 10 DAYS BEFORE THE TIME OF SALE OR OTHER EVENT GIVING RISE TO THE REQUIREMENT OF SUCH NOTICE. KCL SHALL NOT BE OBLIGATED TO MAKE ANY SALE OR OTHER DISPOSITION OF THE EQUIPMENT REGARDLESS OF NOTICE HAVING BEEN GIVEN. KCL MAY BE THE PURCHASER AT ANY SUCH SALE. THE BORROWER HEREBY WAIVES ALL OF ITS RIGHTS OF REDEMPTION FROM ANY SUCH SALE. KCL MAY POSTPONE OR CAUSE THE POSTPONEMENT OF THE SALE OF ALL OR ANY PORTION OF THE EQUIPMENT BY ANNOUNCEMENT AT THE TIME AND PLACE OF SUCH SALE, AND


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                            Page 6 of 12

SUCH SALE MAY, WITHOUT FURTHER NOTICE, BE MADE AT THE TIME AND PLACE TO WHICH THE SALE WAS SCHEDULED. NONE OF KCL'S RIGHTS OR REMEDIES HEREUNDER ARE INTENDED TO BE EXCLUSIVE OF, BUT EACH SHALL BE CUMULATIVE AND IN ADDITION TO, ANY OTHER RIGHT OR REMEDY REFERRED TO HEREUNDER OR OTHERWISE AVAILABLE TO KCL OR ITS ASSIGNS AT LAW OR IN EQUITY, AND MAY BE PURSUED SINGLY, SUCCESSIVELY OR CONCURRENTLY AT THE SOLE DISCRETION OF LENDER AND MAY BE EXERCISED AS OFTEN AS OCCASION THEREFOR SHALL OCCUR. THE FAILURE TO EXERCISE, OR ANY DELAY IN THE EXERCISE OF, ANY RIGHT OR REMEDY SHALL IN NO EVENT BE CONSTRUED AS A WAIVER, RELEASE OR EXHAUSTION OF ANY SUCH REMEDIES. NO EXPRESS OR IMPLIED WAIVER BY KCL OF ANY EVENT OF DEFAULT SHALL CONSTITUTE A WAIVER OF ANY OTHER EVENT OF DEFAULT OR A WAIVER OF ANY OF KCL'S RIGHTS UPON THE REOCCURRENCE OF ANY SUCH EVENT OF DEFAULT.

     (c) The Borrower hereby authorizes KCL, upon the occurrence and during the continuation of any Event of Default hereunder, at KCL's option to adjust, compromise and settle any losses under any insurance afforded, and the Borrower does hereby irrevocably constitute KCL and each of its designees, as its attorneys-in-fact, with full power and authority, upon the occurrence and during the continuation of any Event of Default hereunder, to effect such adjustment, compromise and/or settlement and to endorse any drafts drawn by an insurer of the Equipment or any part thereof and to do everything necessary to carry out such purposes and to receive and receipt for any unearned premiums due under policies of such insurance; but unless or until KCL elects to adjust, compromise or settle losses as aforesaid, such insurance proceeds shall be subject to the lien and security interest of KCL hereunder.

     (d) Upon the occurrence, and during the continuance, of an Event of Default hereunder, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by KCL in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as KCL may direct in its sole discretion, and the Borrower irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that KCL shall have the continuing and exclusive right to apply any and all such payments and proceeds in KCL's sole discretion, notwithstanding any entry to the contrary upon any of its books and records. The Borrower shall remain liable to KCL for any deficiency. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Borrower or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

     (e) To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral, or by a guarantee, endorsement or property of any other person, then KCL also shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of a default hereunder, and KCL shall have the right, in its sole discretion, to determine which rights, liens, security interests or remedies KCL shall at any time pursue, relinquish, subordinate or modify, without in any way affecting the Secured Obligations or any of KCL's rights under this Agreement.

     17. Notices. All notices and other communications hereunder shall be in writing and shall be transmitted by hand, overnight courier or certified mail
(return receipt requested), postage prepaid. Such notices and other communications shall be addressed to the respective party at the address set forth above or at such other address as any party may from time to time designate by notice duly given in accordance with this Section. Such notices and other communications shall be effective upon the earlier of receipt or three (3) days after mailing if mailed in accordance with the terms of this section.

     18. General Indemnification. Borrower shall pay, and shall indemnify and hold KCL and its directors, officers, employees, counsel, agents and advisors harmless on an after-tax basis from and against, any and all liabilities, causes of action, claims, suits, penalties, damages, losses, costs or expenses (including attorneys' fees), obligations, liabilities, demands and judgments, and Liens, of any nature whatsoever (collectively, a "Liability") arising out of or in any way related to: (a) the Loan Documents, (b) a failure to comply fully with any Applicable Law, and (c) Borrower's failure to perform any covenant, or breach of any representation or warranty under the Loan Documents; provided, that the foregoing indemnity shall not extend to the Liabilities to the extent resulting solely from the gross negligence or willful misconduct of KCL. Borrower shall promptly deliver to KCL (i) copies of any documents received from the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation and (ii) copies of any documents submitted by Borrower or any of its subsidiaries to the United States Environmental Protection Agency or any state, county or municipal environmental or health agency concerning the Equipment or its operation. Borrower further agrees to indemnify KCL against, and hold it harmless from, all present and


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                            Page 7 of 12
future stamp, transfer, documentary and other such taxes, levies, fees, assessments or other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of the Loan Documents.

     19. Severability; Captions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under Applicable Law. I, however, any provision of this Agreement or any of the Loan Documents shall be prohibited or unenforceable in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law, or if for any reason it is not deemed so modified, it shall be ineffective only to the extent of such prohibition or unenforceability without affecting the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction. Captions are intended for convenience or reference only, and shall not be construed to define, limit or describe the scope or intent of any provisions hereof.

     20. Financial and Other Data. During the Term hereof, Borrower shall furnish KCL, as soon as available and in any event within 120 days after the last day of each fiscal year, financial statements of Borrower and each Guarantor, in each case compiled, reviewed or audited by an independent certified public accountant as required by KCL. Borrower shall also furnish such other financial reports, information or data (including federal and state income tax returns and quarterly or interim financial statements compiled, reviewed or audited by an independent certified public accountant if required by KCL) as KCL may reasonably request from time to time.

     21. Financial Covenants. Borrower shall comply with all financial covenants as set forth in an amendment to this Agreement which shall be executed by both Borrower and KCL.

     22. Representations and Warranties of Borrower. Borrower represents and warrants that: (a) Borrower is a corporation duly organized and validly existing in good standing under the laws of the state of its incorporation; (b) the execution, delivery and performance of this Agreement and all related instruments and documents: (1) have been duly authorized by all necessary corporate action on the part of Borrower, (2) do not require the approval of any stockholder, partner, trustee, or holder of any obligations of Borrower except such as have been duly obtained, and (3) do not and will not contravene any law, governmental rule, regulation or order now binding on Borrower, or the charter or by-laws of Borrower, or contravene the provisions of, or constitute a default under, or result in the creation of any lien or encumbrance upon the property of Borrower under, any indenture, mortgage, contract or other agreement to which Borrower is a party or by which it or its property is bound; (c) the Loan
Documents, when entered into, will constitute legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with the terms thereof; (d) there are no pending actions or proceedings to which Borrower is a party, and there are no other pending or threatened actions or proceedings of which Borrower has knowledge, before any court, arbitrator or administrative agency, which, either individually or in the aggregate, would adversely affect the financial condition of Borrower, or the ability of Borrower to perform its obligations under the Loan Documents; (e) Borrower is not in default under any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of any installments under any lease agreement which, either individually or in the aggregate, would have the same such effect; (f) under the laws of the state(s) in which the Equipment is to be located, the Equipment consists solely of personal property and not fixtures; (g) the financial statements of Borrower (copies of which have been furnished to KCL) have been prepared in accordance with generally accepted accounting principles consistently applied ("GAAP"), and fairly present Borrower's financial condition and the results of its operations as of the date of and for the period covered by such statements, and since the date of such statements there has been no material adverse change in such conditions or operations; (h) the address stated above is the chief place of business and chief executive office, or in the case of individuals, the primary residence, of Borrower; (i) Borrower does not conduct business under a trade, assumed or fictitious name, except as set forth in a Collateral Schedule; (j) this Agreement creates a valid first priority security interest in the Collateral securing payment and performance of the Secured Obligations and all filings and other action necessary to perfect such security interest have been taken or shall be promptly taken; (k) Borrower has filed or has caused to have been filed all Federal, state and local tax returns which, to the knowledge of Borrower, are required to be filed, and has paid or caused to have been paid all taxes as shown on such returns or on any assessment received by it, to the extent that such taxes have become due, unless and to the extent only that such taxes, assessments and governmental charges are currently contested in good faith and by appropriate proceedings by Borrower and adequate reserves therefor have been established as required under GAAP and, to the extent Borrower believes it advisable to do so, Borrower has set up reserves which are believed by Borrower to be adequate for the payment of additional taxes for years which have not been audited by the respective tax authorities;
(l) except as previously disclosed to KCL, neither Borrower nor any of its officers or directors (if a corporation), partners (if a partnership) or members or managers (if a limited liability corporation) has, directly or indirectly, any financial interest in the Supplier; (m) Borrower is not in violation of any Applicable Law, the violation of which would have a material


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                            Page 8 of 12
adverse effect on the conduct of its business, and Borrower has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business; and (n) none of the proceeds of the loan made by KCL will be used, directly or indirectly, by Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any "margin stock" within the meaning of Regulation U (12 CFR Part 221), of the Board of Governors of the Federal Reserve System (herein called "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes. All representations and warranties of the Borrower hereunder shall survive the execution and delivery of the Loan Documents.

     23. Further Covenants of Borrower. The Borrower further covenants that it will not change its legal name, be a party to a merger, consolidation or other change in structure or use a trade name in its business without at least 30 days prior written notice to KCL; and shall execute and deliver to KCL (to be filed at Borrower's expense) all UCC financing statements as may be required by KCL in connection with such event.

     24. Miscellaneous. Time is of the essence with respect to this Agreement. ANY FAILURE OF KCL TO REQUIRE STRICT PERFORMANCE BY BORROWER OR ANY WAIVER BY KCL OF ANY PROVISION HEREIN SHALL NOT BE CONSTRUED AS A CONSENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT. None of the Loan Documents may be amended except by a writing signed by KCL and Borrower. This Agreement will be binding upon KCL only if executed by a duly authorized officer or representative of KCL at KCL's principal place of business as set forth above. This Agreement, and all other Loan Documents, shall be executed on Borrower's behalf by Authorized Signers of Borrower. The Borrower hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing any Secured Obligations, and all other notices and demands whatsoever (except as expressly provided herein). THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     25. Jury Trial Waiver. KCL AND BORROWER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION OR PROCEEDING TO WHICH KCL OR BORROWER MAY BE PARTIES WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE INCLUDING, WITHOUT LIMITATION, ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN ART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY KCL AND THE BORROWER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWAL, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     26. More than One Borrower. If more than one person or entity executes this Agreement, each of the other Loan Documents, and all addenda or other documents executed in connection herewith or therewith, as "Borrower," the obligations of "Borrower" contained herein and therein shall be deemed joint and several and all references to "Borrower" shall apply both individually and jointly.

     27. Separate Borrowings. Each Note shall constitute a separate and enforceable promissory note incorporating all the terms and conditions of this Master Security Agreement as if such terms and conditions were set forth in full in such Note. In the event that any term or condition of any Note conflicts with or is inconsistent with any term or condition of this Master Security Agreement, the terms and conditions of such Note shall govern.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                            Page 9 of 12

     28. Entire Agreement. This Agreement, together with the other Loan Documents, collectively constitute the entire understanding or agreement between KCL and Borrower with respect to the financing of the Equipment, and there is no understanding or agreement, oral or written, which is not set forth herein or therein. This Agreement and the Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by the written agreement of KCL and Borrower.

     29. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     30. Assignment. This Agreement, any Collateral Schedules, any Note and/or any of the other Loan Documents may be assigned, in whole or in part, by KCL without notice to Borrower, and with respect to such assignee, Borrower hereby waives any defense, counterclaim or cross-complaint Borrower may have against KCL and agrees that KCL shall be solely responsible therefor. Borrower agrees that if Borrower receives written notice of an assignment from KCL, Borrower shall pay all payments and other amounts due under such assigned Note and Collateral Schedule to such assignee as instructed by KCL. Borrower further agrees to confirm in writing receipt of notice of assignment as may be reasonably requested by KCL.

                        (Signatures follow on next page)


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                           Page 10 of 12

     31. Power of Attorney; UCC's. BORROWER HEREBY APPOINTS KCL, OR ITS ASSIGNEE, AND ANY OF KCL'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KCL'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KCL'S INTEREST IN THE COLLATERAL IN ALL APPLICABLE JURISDICTIONS. Borrower hereby ratifies, to the extent permitted by law, all that KCL shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph. Further, the Borrower agrees to execute and deliver to KCL such further agreements and assignments or other instruments and to do all such other things as KCL may reasonably deem necessary or appropriate to assure to KCL the perfection and priority of its security interest hereunder.

Lender:                                 Borrower:

KEYCORP LEASING,A DIVISION              PRESSTEK, INC.
OF KEY CORPORATE CAPITAL INC.

By:  /s/  Lou Sombat                    By:  /s/  Robert Hallman
     --------------------------              ---------------------------
Name:     Lou Sombat                    Name:     Robert Hallman
Title:    Regional Business             Title:    CEO, President
          Unit Manager

--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                           Page 11 of 12

                                    Exhibit 1
                                       to
                            Master Security Agreement

                                                                 Promissory Note
--------------------------------------------------------------------------------

$4,040,652.97       Funding Date: __________ (Month) _____ (Day), _______ (Year)

FOR VALUE RECEIVED, PRESSTEK, INC., a Delaware corporation ("Maker"), promises to pay to the order of KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Holder"), the sum FOUR MILLION FORTY THOUSAND SIX HUNDRED FIFTY-TWO DOLLARS AND 97 CENTS ($4,040,652.97) in lawful money of the United States of America (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein.

     1. Interest Rate; Place of Payment. Interest on the balance of the Principal outstanding on this Note shall accrue from the Funding Date of this Note and shall be due and payable at a fixed rate of seven and twenty-five hundredths percent (7.25%) per annum (the "Interest Rate") which rate shall be immediately and correspondingly adjusted (pursuant to 2(b) hereof) with each change in the Actual Index (as hereinafter defined). Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Payment of the Principal and Interest hereunder shall be made to Holder at P.O. Box 1865, Albany, New York 12201-1865, or at such other place as Holder may designate from time to time in writing. Holder reserves the right to require payment on this Note to be made by wired federal funds or other immediately available funds.

     2. Repayment Terms. (a) The Principal and Interest shall be due and payable in eighty-four (84) consecutive monthly installments payable in arrears, each in an amount equal to $61,479.28, commencing and payable on the date which is one
(1) month after the Funding Date and on the same day of each month thereafter (each, a "Note Payment Date"). In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is not paid on or before the date due hereunder.

     (b) Maker and Holder agree that each Note payment hereunder shall be increased or decreased (but not below zero), as the case may be, by the Rate Differential (as hereinafter defined) as follows: if, as of any Note Payment Date, (i) the Rate Differential is greater than zero, the amount due on such Note Payment Date shall be increased by such Rate Differential, and (ii) the Rate Differential is less than zero, the amount of the Note Payment due on such Note Payment Date shall be decreased by such Rate Differential.

     (c) As used herein, the following terms shall have the respective meanings indicated below:

          (1) "Assumed Index" shall mean eight and twenty-five hundredths percent (8.25%).

          (2) "Actual Index" shall mean, as of the date of determination, the "prime rate" announced in The Wall Street Journal, published on such day, or if The Wall Street Journal is not published on such day, then the "prime rate" announced in the most recently published edition of The Wall Street Journal. If the Actual Index is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Actual Index."

          (3) "Daily Equivalent" shall mean, as of the date of determination, the product of the following formula:

    =========================================================================
    Daily Equivalent = Actual Index - Assumed Index X Net Investment Balance
                                       360
    =========================================================================

          (4) "Net Investment Balance" shall mean, as of the date of determination, the outstanding balance (initially calculated using the Assumed Index minus 100 basis points) reflected on Holder's lease accounting system (which assumes a 360 day year consisting of twelve 30 day months), for the Note Payment Date immediately preceding such day or, if such day is a Note Payment Date, for such Note Payment Date.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 1 of 5

     (5) "Rate Differential" shall mean, with respect to any Note Payment Date, the sum of all Daily Equivalents (calculated on the basis of a 360 day year consisting of twelve 30 day months) for the 30 day month to which such Note Payment Date relates.

     3. Relationship to Master Security Agreement; Further Assurances. This Note shall be construed in connection with and as part of the Master Security Agreement dated as of September 27, 1999 and Collateral Schedule No. 01 thereto ("Master Security Agreement"), and all terms and conditions contained in the Master Security Agreement are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. In addition, capitalized terms used herein without definition shall have the meaning given them in the Master Security Agreement. By execution of this Note, Maker reaffirms all terms and conditions of the Master Security Agreement except as they may be modified hereby. To the extent that any of the terms and conditions of this Note are contrary to or inconsistent with any terms and conditions of the Master Security Agreement, the terms and conditions of this Note shall govern. MAKER HEREBY CERTIFIES TO HOLDER THAT THE REPRESENTATIONS AND WARRANTIES MADE BY MAKER IN THE MASTER SECURITY AGREEMENT (INCLUDING, WITHOUT LIMITATION, SECTION 22 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS NOTE WITH THE SAME EFFECT AS THOUGHT MADE ON AND AS OF SUCH DATE. Maker shall take such additional actions and execute and deliver such additional documents as Holder shall deem necessary from time to time to effectuate the terms of the Note.

     4. Security. Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by a first priority security interest in the Collateral.

     5. Prepayment. Except as contemplated by clause (3) of section 10 of the Security Agreement, Maker may not prepay, in whole or in part, the principal outstanding hereunder; provided, however, that Maker may prepay, in whole but not in part, the principal outstanding hereunder by paying to Holder such outstanding principal, together with all accrued and unpaid interest thereon at the Interest Rate in effect on the Funding Date, plus a prepayment premium ("Prepayment Premium") equal to five percent (5%) of such outstanding principal.

     6. Transfer or Assignment. Holder may at any time assign or otherwise transfer or negotiate this Note in whole or in part, without any notice to Maker. The rights and obligations of Maker may not be assigned or delegated.

     7. Application of Payments. Prior to an Event of Default, each payment received on this Note shall be applied first to all costs of collection, then to unpaid late payment charges (if any) and Prepayment Premium (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received. Upon the occurrence, and during the continuance, of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral when received by Holder in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as Holder may direct in its sole discretion, and Maker irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that Holder shall have the continuing and exclusive right to apply any and all such payments and proceeds in the Holder's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     8. Events of Default. Maker shall be in default if any of the following happens (an "Event of Default"): (1) Maker fails to make any installment of the Principal or Interest, or any other payment due and owing, under this Note within ten (10) days after the same becomes due and payable; or (2) Maker fails to perform any other obligation required to be performed by Maker under this Note, the Master Security Agreement or any of the other Loan Documents for thirty (30) days after written notice from Holder of such failure; or (3) any representation, warranty or other statement by or on behalf of Maker in connection with this Note is false or misleading in any material respect; or (4) an Event of Default has occurred and is continuing under the Master Security Agreement.

     (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default: (i) Holder may declare the entire outstanding balance of the Principal, together with all accrued and unpaid Interest thereon, immediately due and payable without notice or demand which amounts shall, together with all other sums due hereunder, accrue interest from such acceleration until the date of actual payment at the Default Rate (provided, however, that should there occur an Event of Default, and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Maker while such default remains uncured, the entire outstanding balance of the Principal automatically shall be accelerated and due and payable and interest thereon at the Default Rate, and Holder may exercise any and all of its remedies


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 2 of 5
hereunder, under the other Loan Documents and under Applicable Law. The remedies of Holder provided herein, in the Master Security Agreement and under Applicable Law shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

     9. Collection Costs. In addition to the Principal, Interest, Prepayment Premium (if any), and late payment charges (if any), Maker shall pay Holder on demand, and Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees incurred in connection with enforcement of its rights and remedies hereunder and under the other Loan Documents, the protection or realization of the Collateral or in connection with Holder's collection efforts, or in connection with any bankruptcy or other judicial proceeding, whether or not suit on this Note or any foreclosure proceeding is filed. All such costs and expenses shall be payable on demand and, until paid, shall be Secured Obligations secured by the security interest granted under the Master Security Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Note.

     10. Governing Law; Binding Agreement. The provisions of this Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. THIS NOTE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     11. More than One Signer. If more than one person or entity signs this Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both jointly and severally.

     12. General. Maker represents and warrants that this Note evidences a loan for business or commercial purposes. Prior to signing this Note, Maker read and understood the provisions hereof, and agrees to all terms and conditions contained herein.

     13. Waivers. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NON-PAYMENT OR DISHONOR, NOTICE OF INTENTION TO ACCELERATE THE MATURITY, NOTICE OF PROTEST AND PROTEST OF THIS NOTE. HOLDER AND MAKER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION OR PROCEEDING TO WHICH HOLDER OR MAKER MAY BE PARTIES WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE INCLUDING, WITHOUT LIMITATION, ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN ART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY HOLDER AND THE MAKER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWAL, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE AND THE OTHER LOAN DOCUMENTS.

     14. Usury; Partial Invalidity. (a) At no time shall the Interest Rate (or the Default Rate or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan. Should Holder ever collect interest at a rate that exceeds such applicable legal limit, such excess will be credited to the Principal.

     (b) Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited by or invalid under the laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Note in any other jurisdiction.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 3 of 5

     15. Notices. All notices and other communications under this Note shall be in writing and shall be addressed: (i) if to Maker, 9 Commercial Street, Hudson, NH 03051; and (ii) if to Holder, KeyCorp Leasing, a Division of Key Corporate Capital Inc., 54 State Street, Albany, New York 12207, Attention: Account Manager, or such other address as either party hereto shall communicate to the other party at its address specified above. All such notices and other communications shall be deemed to have been duly given if delivered by hand, overnight courier or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt.

     16. Funding Date. The Funding Date for this Note shall be the date on which Holder disburses funds hereunder. TO THE EXTENT THE FUNDING DATE IS LEFT BLANK ABOVE, OR DOES NOT REFLECT THE ACTUAL DATE THAT HOLDER DISBURSES FUNDS HEREUNDER, MAKER HEREBY AUTHORIZES HOLDER TO WRITE IN THE CORRECT DATE AT THE TIME OF DISBURSEMENT.


     IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be duly executed on the day and year first above written.

MAKER:

PRESSTEK, INC.

By:
   --------------------------
Name:
Title:

STATE OF              )
                      ) ss.:
COUNTY OF             )

     On this _____ (Day) day of ____________________ (Month), __________ (Year),
before me the subscriber personally appeared ______________________________, who being by me duly sworn, did depose and say; that (s)he resides at
_________________   County,   State  of   _______________:   that   (s)he  is  a
______________________________    of     ______________________________,     the
corporation described in and which executed the foregoing  instrument;  and that
(s)he signed his/her name thereto by order of the Board of Directors of said corporation.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 4 of 5

-----------------------------------------
NOTARY PUBLIC

My Commission Expires:

ATTACHMENT:

     Collateral Schedule: This Note is secured by Collateral Schedule No. 01 to Master Security Agreement dated September 27, 1999.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 5 of 5

                                    Exhibit 2
                                       to
                            Master Security Agreement
--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                           Page 1 of 1


                                                      Collateral Schedule No. 01
--------------------------------------------------------------------------------
                                                                  PRESSTEK, INC.

     1. General. This Collateral Schedule No. 01, dated as of September 27, 1999, is issued pursuant to the Master Security Agreement, dated as of September 27, 1999, which was made by PRESSTEK, INC. in favor of KeyCorp Leasing, a Division of Key Corporate Capital Inc. and is executed in connection with the Note by Borrower, dated as of September 27, 1999, in the principal amount of $4,040,652.97. This Collateral Schedule incorporates all terms and conditions of the Master Security Agreement. Capitalized terms not otherwise defined herein shall have the meanings described in the Master Security Agreement. Borrower hereby gives, grants and assigns to KCL a security interest in and against the property described below, along with all present and future attachments and accessions thereto, and all replacements and proceeds thereof, including all amounts payable under any insurance policy, all herein referred to collectively as "Collateral." The security interest in the Collateral secures the payment and performance of any and all debts, obligations and liabilities of any kind or nature of Borrower to KCL, now existing or hereafter arising, including without limitation Borrower's obligations under the above-referenced Note and any renewals, extensions, and modifications of the Note and Borrower's debts, obligations and liabilities under the Master Security Agreement.

     2. Equipment:

VENDOR:              T.H. DIXON & CO. LTD
                     WORKS ROAD
                     LETCHWORTH HERTS SG6 1LS ENGLAND

EQUIPMENT LOCATION:  55 EXECUTIVE DRIVE
                     HUDSON, NH 03051-4903

QUANTITY     EQUIPMENT DESCRIPTION                      INVOICE NO.
--------     ---------------------                      -----------

1            COATING AND LAMINATING MACHINE             019482, 019158, 019321
             SERIAL NUMBER: 4045, MODEL NUMBER 2010     019373, 019417, 019500

             KIT OF ELECTRICAL COMMISSIONING SPARES     019639

2            MOUNTING ADAPTORS SV 30790 MODEL 1060      019587
2            FUSE BLOCKS GK1-DF                         019587

VENDOR:              ENERGY SCIENCES INC.
                     42 INDUSTRIAL WAY
                     WILMINGTON, MA 01887

QUANTITY     EQUIPMENT DESCRIPTION                      INVOICE NO.
--------     ---------------------                      -----------

1            ESI E-BEAM CURING UNIT                     07976A-00, 07976A-01
             150/120/900 ELECTROCURE SYSTEM             07976A-02, 07976A-03


     3. Trade Names: None.

     4. Discount Rate. Any provision of the Master Security Agreement or other Loan Documents to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Collateral Schedule shall be made using a discount rate equal to three percent (3%).

     5. Additional Representation and Warranty. Borrower has conducted a comprehensive review and assessment of the Borrower's computer applications and made inquiry of the Borrower's key suppliers, vendors and customers with respect


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 1 of 3
to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Borrower does not believe the year 2000 problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to perform the obligations of Borrower under this Agreement

                        (Signatures follow on next page)


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 2 of 3

     6. Power of Attorney; UCC's. BORROWER HEREBY APPOINTS KCL, OR ITS ASSIGNEE, AND ANY OF KCL'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KCL'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KCL'S INTEREST IN THE COLLATERAL IN ALL APPLICABLE JURISDICTIONS. Borrower hereby ratifies, to the extent permitted by law, all that KCL shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

     This Collateral Schedule is effective as of the date first above written.

Borrower:                             KCL:

PRESSTEK, INC.                        KEYCORP LEASING, A DIVISION
                                      OF KEY CORPORATE CAPITAL INC.

By:                                   By:
   -------------------------             ---------------------------
Name:                                 Name:
Title:                                Title:

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by KCL of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Collateral Schedule by possession.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                             Page 3 of 3

                                   Exhibit 2
                                       To
                           Master Security Agreement

THIS IS A CERTIFICATE ACKNOWLEDGING
ACCEPTANCE OF THE EQUIPMENT FOR
PURPOSES OF THE BELOW-REFERENCED
LOAN DOCUMENTS.

THIS IS NOT A DELIVERY RECEIPT.

                                                         Borrower Acknowledgment
--------------------------------------------------------------------------------
                                                     (Certificate of Acceptance)

Borrower Name: PRESSTEK, INC.

     All the Items of Equipment covered by Collateral Schedule No. 01 dated as of September 27, 1999 and the Promissory Note in the amount of FOUR MILLION FORTY THOUSAND SIX HUNDRED FIFTY-TWO DOLLARS AND 97 CENTS ($4,040,652.97) issued in connection with the Master Security Agreement dated as of September 27, 1999 between the undersigned as Borrower and KeyCorp Leasing, a Division of Key Corporate Capital Inc. ("KCL"), as secured party, (a) were received by the undersigned, (b) are satisfactory to the undersigned in all respects and are acceptable to the undersigned for financing under the Loan Documents, (c) are suitable for the undersigned's purposes, (d) are in good order, repair and condition, (e) have been installed and operate properly, and (f) are subject to all of the terms and conditions of the Loan Documents. Capitalized terms used herein without definition shall have the meaning given them in the Master Security Agreement.

Dated:           9/28,               99
              (Month/Day)          (Year)

PRESSTEK, INC.

By:  /s/  Robert Hallman
     ------------------------------
Name:     Robert Hallman
Title:    CEO, President


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999

                                                          Customer Number: 15334
                                              Promissory Note Number: 8800018264

                                                                 Promissory Note
--------------------------------------------------------------------------------

$4,040,652.97      Funding Date: __________ (Month) _____ (Day), ________ (Year)

FOR VALUE RECEIVED, PRESSTEK, INC., a Delaware corporation ("Maker"), promises to pay to the order of KEYCORP LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC. ("Holder"), the sum of FOUR MILLION FORTY THOUSAND SIX HUNDRED FIFTY-TWO DOLLARS AND 97 CENTS ($4,040,652.97) in lawful money of the United States of America (the "Principal"), with interest thereon as hereafter provided ("Interest"), to be paid in the manner set forth herein.

     1. Interest Rate; Place of Payment. Interest on the balance of the Principal outstanding on this Note shall accrue from the Funding Date of this Note and shall be due and payable at a fixed rate of seven and twenty-five hundredths percent (7.25%) per annum (the "Interest Rate") which rate shall be immediately and correspondingly adjusted (pursuant to 2(b) hereof) with each change in the Actual Index (as hereinafter defined). Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Payment of the Principal and Interest hereunder shall be made to Holder at P.O. Box 1865, Albany, New York 12201-1865, or at such other place as Holder may designate from time to time in writing. Holder reserves the right to require payment on this Note to be made by wired federal funds or other immediately available funds.

     2. Repayment Terms. (a) The Principal and Interest shall be due and payable in eighty-four (84) consecutive monthly installments payable in arrears, each in an amount equal to $61,479.28, commencing and payable on the date which is one
(1) month after the Funding Date and on the same day of each month thereafter (each, a "Note Payment Date"). In addition, Maker will pay a late payment charge of five percent (5%) of any payment due hereunder that is not paid on or before the date due hereunder.

     (b) Maker and Holder agree that each Note payment hereunder shall be increased or decreased (but not below zero), as the case may be, by the Rate Differential (as hereinafter defined) as follows: if, as of any Note Payment Date, (i) the Rate Differential is greater than zero, the amount due on such Note Payment Date shall be increased by such Rate Differential, and (ii) the Rate Differential is less than zero, the amount of the Note Payment due on such Note Payment Date shall be decreased by such Rate Differential.

     (c) As used herein, the following terms shall have the respective meanings indicated below:

               (1) "Assumed Index" shall mean eight and twenty-five hundredths percent (8.25%).

               (2) "Actual Index" shall mean, as of the date of determination, the "prime rate" announced in The Wall Street Journal, published on such day, or if The Wall Street Journal is not published on such day, then the "prime rate" announced in the most recently published edition of The Wall Street Journal. If the Actual Index is no longer available, Holder will choose a new index which is based upon comparable information and will give Maker notice of such new "Actual Index."

               (3)  "Daily   Equivalent"   shall   mean,   as  of  the  date  of
          determination, the product of the following formula:

    =========================================================================
    Daily Equivalent = Actual Index - Assumed Index X Net Investment Balance
                       ----------------------------
                                   360
    =========================================================================

               (4) "Net Investment Balance" shall mean, as of the date of determination, the outstanding balance (initially calculated using the Assumed Index minus 100 basis points) reflected on Holder's lease accounting system (which assumes a 360 day year consisting of twelve 30 day months), for the Note Payment Date immediately preceding such day or, if such day is a Note Payment Date, for such Note Payment Date.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                                  Page 1

               (5) "Rate  Differential"  shall  mean,  with  respect to any Note
          Payment Date, the sum of all Daily Equivalents (calculated on the basis of a 360 day year consisting of twelve 30 day months) for the 30 day month to which such Note Payment Date relates.

     3. Relationship to Master Security Agreement; Further Assurances. This Note shall be construed in connection with and as part of the Master Security Agreement dated as of September 27, 1999 and Collateral Schedule No. 01 thereto ("Master Security Agreement"), and all terms and conditions contained in the Master Security Agreement are hereby incorporated herein by reference with the same force and effect as if such terms and conditions were fully stated herein. In addition, capitalized terms used herein without definition shall have the meaning given them in the Master Security Agreement. By execution of this Note, Maker reaffirms all terms and conditions of the Master Security Agreement except as they may be modified hereby. To the extent that any of the terms and conditions of this Note are contrary to or inconsistent with any terms and conditions of the Master Security Agreement, the terms and conditions of this Note shall govern. MAKER HEREBY CERTIFIES TO HOLDER THAT THE REPRESENTATIONS AND WARRANTIES MADE BY MAKER IN THE MASTER SECURITY AGREEMENT (INCLUDING, WITHOUT LIMITATION, SECTION 22 THEREOF) ARE TRUE AND CORRECT IN ALL MATERIAL RESPECTS AS OF THE DATE OF THIS NOTE WITH THE SAME EFFECT AS THOUGHT MADE ON AND AS OF SUCH DATE. Maker shall take such additional actions and execute and deliver such additional documents as Holder shall deem necessary from time to time to effectuate the terms of the Note.

     4. Security. Payment of the Principal and Interest hereunder, and the performance and observance by Maker of all agreements, covenants and provisions contained herein, is secured by a first priority security interest in the Collateral.

     5. Prepayment. Except as contemplated by clause (3) of section 10 of the Security Agreement, Maker may not prepay, in whole or in part, the principal outstanding hereunder; provided, however, that Maker may prepay, in whole but not in part, the principal outstanding hereunder by paying to Holder such outstanding principal, together with all accrued and unpaid interest thereon at the Interest Rate in effect on the Funding Date, plus a prepayment premium ("Prepayment Premium") equal to five percent (5%) of such outstanding principal.

     6. Transfer or Assignment. Holder may at any time assign or otherwise transfer or negotiate this Note in whole or in part, without any notice to Maker. The rights and obligations of Maker may not be assigned or delegated.

     7. Application of Payments. Prior to an Event of Default, each payment received on this Note shall be applied first to all costs of collection, then to unpaid late payment charges (if any) and Prepayment Premium (if any) hereunder, then to Interest as of the payment due date and the balance, if any, to the outstanding Principal as of the date received. Upon the occurrence, and during the continuance, of an Event of Default, any payments in respect of the Secured Obligations and any proceeds of the Collateral when received by Holder in cash or its equivalent, will be applied first to costs of collection and, thereafter, in reduction of the Secured Obligations in such order and manner as Holder may direct in its sole discretion, and Maker irrevocably waives the right to direct the application of such payments and proceeds and acknowledges and agrees that Holder shall have the continuing and exclusive right to apply any and all such payments and proceeds in the Holder's sole discretion, notwithstanding any entry to the contrary upon any of its books and records.

     8. Events of Default. Maker shall be in default if any of the following happens (an "Event of Default"): (1) Maker fails to make any installment of the Principal or Interest, or any other payment due and owing, under this Note within ten (10) days after the same becomes due and payable; or (2) Maker fails to perform any other obligation required to be performed by Maker under this Note, the Master Security Agreement or any of the other Loan Documents for thirty (30) days after written notice from Holder of such failure; or (3) any representation, warranty or other statement by or on behalf of Maker in connection with this Note is false or misleading in any material respect; or (4) an Event of Default has occurred and is continuing under the Master Security Agreement.

     (b) Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default: (i) Holder may declare the entire outstanding balance of the Principal, together with all accrued and unpaid Interest thereon, immediately due and payable without notice or demand which amounts shall, together with all other sums due hereunder, accrue interest from such acceleration until the date of actual payment at the Default Rate (provided, however, that should there occur an Event of Default, and if a voluntary or involuntary petition under the United States Bankruptcy Code is filed by or against Maker while such default remains uncured, the entire outstanding balance of the Principal automatically shall be accelerated and due and payable and interest thereon at the Default Rate, and Holder may exercise any and all of its remedies hereunder, under the other Loan Documents and under Applicable Law. The remedies of Holder provided herein, in


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                                  Page 2
the Master Security Agreement and under Applicable Law shall be cumulative and concurrent and may be pursued singly, successively or concurrently at the sole discretion of Holder and may be exercised as often as occasion therefor shall occur. The failure to exercise, or any delay in the exercise of, any right or remedy shall in no event be construed as a waiver, release or exhaustion of any such remedies.

     9. Collection Costs. In addition to the Principal, Interest, Prepayment Premium (if any), and late payment charges (if any), Maker shall pay Holder on demand, and Holder shall be entitled to collect all costs and expenses of collection, including, without limitation, reasonable attorneys' fees incurred in connection with enforcement of its rights and remedies hereunder and under the other Loan Documents, the protection or realization of the Collateral or in connection with Holder's collection efforts, or in connection with any bankruptcy or other judicial proceeding, whether or not suit on this Note or any foreclosure proceeding is filed. All such costs and expenses shall be payable on demand and, until paid, shall be Secured Obligations secured by the security interest granted under the Master Security Agreement and all other collateral, if any, held by Holder as security for Maker's obligations under this Note.

     10. Governing Law; Binding Agreement. The provisions of this Note shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. THIS NOTE IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAWS PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     11. More than One Signer. If more than one person or entity signs this Note as a Maker, the obligations contained herein shall be deemed joint and several and all references to "Maker" shall apply both jointly and severally.

     12. General. Maker represents and warrants that this Note evidences a loan for business or commercial purposes. Prior to signing this Note, Maker read and understood the provisions hereof, and agrees to all terms and conditions contained herein.

     13. Waivers. MAKER AND ALL ENDORSERS, SURETIES, AND GUARANTORS HEREOF HEREBY JOINTLY AND SEVERALLY WAIVE PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NON-PAYMENT OR DISHONOR, NOTICE OF INTENTION TO ACCELERATE THE MATURITY, NOTICE OF PROTEST AND PROTEST OF THIS NOTE. HOLDER AND MAKER HEREBY EACH WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS NOTE, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION OR PROCEEDING TO WHICH HOLDER OR MAKER MAY BE PARTIES WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE INCLUDING, WITHOUT LIMITATION, ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN ART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS NOTE OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER IS MADE KNOWINGLY, WILLINGLY AND VOLUNTARILY BY HOLDER AND THE MAKER WHO EACH ACKNOWLEDGE THAT NO REPRESENTATIONS HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR IN ANY WAY TO MODIFY OR NULLIFY ITS EFFECT. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWAL, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE AND THE OTHER LOAN DOCUMENTS.

     14. Usury; Partial Invalidity. (a) At no time shall the Interest Rate (or the Default Rate or other amounts paid or collected hereunder) exceed the highest rate allowed by applicable law for this type of loan. Should Holder ever collect interest at a rate that exceeds such applicable legal limit, such excess will be credited to the Principal.

     (b) Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Note shall be prohibited by or invalid under the laws of any applicable jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Note in any other jurisdiction.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                                  Page 3

     15. Notices. All notices and other communications under this Note shall be in writing and shall be addressed: (i) if to Maker, 9 Commercial Street, Hudson, NH 03051; and (ii) if to Holder, KeyCorp Leasing, a Division of Key Corporate Capital Inc., 54 State Street, Albany, New York 12207, Attention: Account Manager, or such other address as either party hereto shall communicate to the other party at its address specified above. All such notices and other communications shall be deemed to have been duly given if delivered by hand, overnight courier or if sent by certified mail, return receipt requested, to the party to whom such notice is intended to be given, and shall be effective upon receipt.

     16. Funding Date. The Funding Date for this Note shall be the date on which Holder disburses funds hereunder. TO THE EXTENT THE FUNDING DATE IS LEFT BLANK ABOVE, OR DOES NOT REFLECT THE ACTUAL DATE THAT HOLDER DISBURSES FUNDS HEREUNDER, MAKER HEREBY AUTHORIZES HOLDER TO WRITE IN THE CORRECT DATE AT THE TIME OF DISBURSEMENT.

     IN WITNESS WHEREOF, Maker, intending to be legally bound, has caused this Note to be duly executed on the day and year first above written.

MAKER:

PRESSTEK, INC.

By:  /s/  Robert Hallman
     ---------------------------
Name:     Robert Hallman
Title:    CEO, President

STATE OF NEW HAMPSHIRE  )
                        ) ss.:
COUNTY OF HILLSBOROUGH  )

     On this 28th (Day) day of September (Month), 1999 (Year), before me the subscriber personally appeared Robert W. Hallman, who being by me duly sworn, did depose and say; that (s)he resides at Hillsborough County, State of New
Hampshire: that (s)he is a Chief Executive Officer of Presstek, Inc., the corporation described in and which executed the foregoing instrument; and that
(s)he signed his/her name thereto by order of the Board of Directors of said corporation.

/s/ JANE MILLER
-----------------------------------------
JUSTICE OF THE PEACE

[NOTARY PUBLIC]

My Commission Expires: February 17, 2004


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                                  Page 4

ATTACHMENT:

     Collateral Schedule: This Note is secured by Collateral Schedule No. 01 to Master Security Agreement dated September 27, 1999.


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999                                                  Page 5

                                                      Collateral Schedule No. 01
--------------------------------------------------------------------------------
                                                                  PRESSTEK, INC.

     1. General. This Collateral Schedule No. 01, dated as of September 27, 1999, is issued pursuant to the Master Security Agreement, dated as of September 27, 1999, which was made by PRESSTEK, INC. in favor of KeyCorp Leasing, a Division of Key Corporate Capital Inc. and is executed in connection with the Note by Borrower, dated as of September 27, 1999, in the principal amount of $4,040,652.97. This Collateral Schedule incorporates all terms and conditions of the Master Security Agreement. Capitalized terms not otherwise defined herein shall have the meanings described in the Master Security Agreement. Borrower hereby gives, grants and assigns to KCL a security interest in and against the property described below, along with all present and future attachments and accessions thereto, and all replacements and proceeds thereof, including all amounts payable under any insurance policy, all herein referred to collectively as "Collateral." The security interest in the Collateral secures the payment and performance of any and all debts, obligations and liabilities of any kind or nature of Borrower to KCL, now existing or hereafter arising, including without limitation Borrower's obligations under the above-referenced Note and any renewals, extensions, and modifications of the Note and Borrower's debts, obligations and liabilities under the Master Security Agreement.

     2.    Equipment:

VENDOR:             T.H. DIXON & CO. LTD
                    WORKS ROAD
                    LETCHWORTH HERTS SG6 1LS ENGLAND

EQUIPMENT LOCATION: 55 EXECUTIVE DRIVE
                    HUDSON, NH 03051-4903

QUANTITY    EQUIPMENT DESCRIPTION                   INVOICE NO.
--------    ---------------------                   -----------

1           COATING AND LAMINATING MACHINE          019482, 019158, 019321
            SERIAL NUMBER: 4045, MODEL NUMBER 2010  019373, 019417, 019500

            KIT OF ELECTRICAL COMMISSIONING SPARES  019639

2           MOUNTING ADAPTORS SV 30790 MODEL 1060   019587
2           FUSE BLOCKS GK1-DF                      019587

VENDOR:             ENERGY SCIENCES INC.
                    42 INDUSTRIAL WAY
                    WILMINGTON, MA 01887

QUANTITY    EQUIPMENT DESCRIPTION                   INVOICE NO.
--------    ---------------------                   -----------

1           ESI E-BEAM CURING UNIT                  07976A-00, 07976A-01
            150/120/900 ELECTROCURE SYSTEM          07976A-02, 07976A-03

     3. Trade Names: None.

     4. Discount Rate. Any provision of the Master Security Agreement or other Loan Documents to the contrary notwithstanding, all present value calculations to be made with respect to the Equipment described on this Collateral Schedule shall be made using a discount rate equal to three percent (3%).

     5. Additional Representation and Warranty. Borrower has conducted a comprehensive review and assessment of the Borrower's computer applications and made inquiry of the Borrower's key suppliers, vendors and customers with respect


--------------------------------------------------------------------------------
Form No: MSA Rev. 012999
to the "year 2000 problem" (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) and based on that review and inquiry, the Borrower does not believe the year 2000 problem will result in a material adverse change in the Borrower's business condition (financial or otherwise), operations, properties or prospects, or ability to perform the obligations of Borrower under this Agreement

                        (Signatures follow on next page)


--------------------------------------------------------------------------------
Form No: R96-501m.o98

     6. Power of Attorney; UCC's. BORROWER HEREBY APPOINTS KCL, OR ITS ASSIGNEE, AND ANY OF KCL'S OR ASSIGNEE'S OFFICERS OR EMPLOYEES AS ITS TRUE AND LAWFUL ATTORNEY IN FACT, IRREVOCABLY AND COUPLED WITH AN INTEREST, TO EXECUTE AND FILE ON BEHALF OF BORROWER ALL UCC FINANCING STATEMENTS WHICH IN KCL'S SOLE DISCRETION ARE NECESSARY OR PROPER TO SECURE KCL'S INTEREST IN THE COLLATERAL IN ALL APPLICABLE JURISDICTIONS. Borrower hereby ratifies, to the extent permitted by law, all that KCL shall lawfully and in good faith do or cause to be done by reason of and in compliance with this paragraph.

     This Collateral Schedule is effective as of the date first above written.

Borrower:                               KCL:

PRESSTEK, INC.                          KEYCORP LEASING, A DIVISION
                                        OF KEY CORPORATE CAPITAL INC.

By:  /s/  Robert Hallman                By:  /s/  Lou Sombat
     --------------------------              --------------------------
Name:     Robert Hallman                Name:     Lou Sombat
Title:    CEO, President                Title:    Regional Business
                                                  Unit Manager

This is Originally Executed Copy No. 1 of 1 originally executed copies. Only transfer of possession by KCL of Originally Executed Copy No. 1 shall be effective for purposes of perfecting an interest in this Collateral Schedule by possession.


--------------------------------------------------------------------------------
Form No: R96-501m.o98

                                                                Amendment No. 01
                                                    To Master Security Agreement

THIS AMENDMENT dated as of September 27, 1999 amends that certain Master Security Agreement dated as of September 27, 1999 (the "Agreement") between KEYCOR.P LEASING, A DIVISION OF KEY CORPORATE CAPITAL INC., as lender, and PRESSTEK,INC., as Borrower. Unless otherwise specified herein, all capitalized terms shall have the meanings ascribed to them in the Agreement.

BORROWER'S FINANCIAL COVENANTS. Borrower hereby covenants with Lender as follows:

1. On a continuing basis, from the date of the Master Lease until the date on which Lessee's obligations thereunder are fully paid and performed, Lessee hereby covenants and agrees that:

1. Tangible Capital Base; Lessee shall maintain a Tangible Capita] Base of not less than $65,000,000 as of January 2, 1999, to be increased at the end of each fiscal quarter by 75% of net income (no decreases for quarterly net losses as may occur plus 100% of all equity capital proceeds from issuance of capital Stock calculated at end of each fiscal quarter.

2. Debt/Tangible Net Worth Ratio: Lessee shall maintain a ratio of Debt to Tangible Net Worth of less than .50 to 1.00; calculated at end of each fiscal quarter.

3. Quick Ratio: Lessee shall maintain a ration of Total Liquid Assets to current liabilities in excess of 2.0 to l~0; calculated at end of each fiscal quarter.

4. Minimum Liquidity: Lessor shall maintain a minimum liquidity of not less than $ 5,000,000 as cash or cash equivalents.

5. Calculation: Unless otherwise noted the financial covenants contained herein shall be computed based on the consolidated financial statements of Presstek, inc. and subsidiaries.

DEFINITIONS:

a)   "Current Liabilities" shall be defined by GAAP.

b)   "Debt" means all of the lessee's liabilities

c) "Subordinated Debt" means indebtedness and liabilities of Lessee which have been subordinated by written agreement to indebtedness owned by Lessee to Lessor in form and substance acceptable to Lessor.

d)   "Tangible Capital Base" means Tangible Net Worth plus Subordinated Debt,

e) "Tangible Net Worth" means Lessee's total assets excluding all intangible assets (i.e. goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, but including leaseholds and leasehold improvements) less total Debt.

f) "Total Liquid Assets" means Lessee's cash on hand plus Lessee's readily marketable securities, plus Lessee's net trade accounts receivable.

EXCEPT AS EXPRESSLY MODIFIED HEREBY, ALL OF THE TERMS, COVENANTS AND CONDITIONS OF THE GREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT AND ARE IN ALL RESPECTS HEREBY RATIFIED AND AFFIRMED.

IN WITNESS WHEREOF; Lender and Borrower have executed this Amendment as of the date first written above.

Lender:                                      Borrower:

KEYCORP LEASING,                             PRESSTEK, INC.
A DIVISION OF KEY CORPORATE CAPITAL, INC.

By:  /s/  Lou Sombat                         By:  /s/  Robert Hallman
     ------------------------------               ------------------------------
Name:     Lou Sombat                         Name:     Robert Hallman
Title:    Regional Business                  Title:    CEO, President
          Unit Manager


By:
Name;
Title: